UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANAGED PORTFOLIO SERIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Muhlenkamp Fund

July 2025

URGENT

Re: Your investment in Muhlenkamp Fund

Dear Shareholder,

Broadridge Financial Solutions has been engaged by the Muhlenkamp Fund to contact you regarding an important matter pertaining to your investment.

Our previous attempts to contact you have been unsuccessful.  Please contact us at 844-202-6160.

We are available seven days a week, Monday through Friday 9:00am to 10:00pm Eastern Time and Saturday and Sunday 10:00am to 2:00pm Eastern Time.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.